FAIR VALUE MEASUREMENTS	6 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
NOTE 8 - FAIR VALUE MEASUREMENTS

Financial instruments include cash and cash equivalents, restricted cash, time deposits with maturities over three months, accounts receivable, other receivables, amounts due to or from related parties, accounts payable, short-term bank loans, long-term bank loans and bifurcated derivative. The carrying values of these financial instruments, other than long-term bank loans and a bifurcated derivative (which is a recurring fair value measurement), approximate their fair values due to their short-term maturities. The carrying value of the Company’s long-term bank loans other than the Convertible Bond approximates its fair value as the long-term bank loans are subject to floating interest rates. These assets and liabilities fall into level 2 of the fair value hierarchy.

The carrying value of the Convertible Bond is $19,866 and $19,932 as of June 30, 2018 and December 31, 2018, respectively; whereas the fair value is $19,844 and $19,824 as of June 30, 2018 and December 31, 2018, respectively. The fair value measurements of the Convertible Bond falls into level 3 of the fair value hierarchy.

The derivative financial liability represents the fair value of the non-conversion compensation feature bifurcated from the convertible bond. The changes in fair value of the non-conversion compensation feature during the six months ended December 31, 2018 are shown in the following table.

Fair value measurements as of December 31, 2018 using significant unobservable inputs (Level 3)
Non-conversion compensation feature related to the Convertible Bond

Balance as at June 30, 2018	$412
Change in fair-value (included within other expenses, net)	20
Balance as of December 31, 2018 (Unaudited)	$432

The Company measures certain financial assets, including equity method investments and cost method investments, at fair value on a nonrecurring basis only if an impairment charge were to be recognized. The Company’s non-financial assets, such as intangible assets, goodwill and fixed assets, would be measured at fair value only if they were determined to be impaired. Assets measured at fair value on a nonrecurring basis as of December 31, 2018 are stated below:

	December 31, 2018 (Unaudited)
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Assets:

Retained equity interest in a former subsidiary (Beijing Intelligent) (i)	-	-	4,378	4,378

Total assets measured at fair value on a non-recurring basis	$-	$-	$4,378	$4,378

(i)       The 40% retained equity interest in Beijing Intelligent was measured at fair value using the discounted cash flow method which involves significant unobservable inputs (Level 3), such as terminal growth rate and discount rate (Note 4).

Assets measured at fair value on a nonrecurring basis as of June 30, 2018 are stated below:

	June 30, 2018
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Assets:

Intangible asset (i)	$-	$-	$1,752	$1,752

Total assets measured at fair value on a non-recurring basis	$-	$-	$1,752	$1,752

(i) Upon the acquisition of 100% of Beijing Hollysys Industrial Software Company Ltd in July 2017, the Company recognized $2,071 patents and copyrights based on significant unobservable inputs (Level 3), using a discounted cash flow approach assuming a certain terminal growth rate and discount rate.